UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 13, 2010
Date of Report (Date of earliest event reported)
BIOLASE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4 Cromwell
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 361-1200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On January 13, 2010, David M. Mulder, Chief Executive Officer of Biolase Technology, Inc. (the “Company”), and Brett L. Scott, Chief Financial Officer of the Company, will deliver a presentation at the 12th Annual Needham Growth Stock Conference that will include a written communication comprised of slides. The slides from the presentation are attached hereto as Exhibit 99.1, and are hereby incorporated by reference.
A copy of the slides will be available for viewing and download at http://www.biolase.com/investors for a period of 30 days.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99.1 Presentation material from the 12th Annual Needham Growth Stock Conference, dated January 13, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE TECHNOLOGY, INC.
Date: January 13, 2010	By:	/s/ David M. Mulder
David M. Mulder
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Presentation material from the 12th Annual Needham Growth Stock Conference, dated January 13, 2010.

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